E*TRADE Financial Corporation
Sandler O’Neill Global Exchange & Brokerage Conference
Steven Freiberg, CEO
June 7, 2012
© 2012 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Exhibit 99.1

© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
2
Notice to investors
Safe Harbor Statement
This presentation contains certain projections or other forward-looking statements regarding future events or the future performance of the Company. Various factors, including risks and uncertainties referred to in the 10Ks, 10Qs and other reports
E*TRADE Financial Corporation periodically files with the SEC, could cause our actual results to differ materially from those indicated by our projections or other forward-
looking statements. This presentation also contains disclosure of non-GAAP financial measures. A reconciliation of these financial measures to the most directly comparable
GAAP financial measures can be found on the investor relations site at
https://investor.etrade.com.
Forward-Looking Statements
The statements contained in this presentation that are forward looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. Further information about these risks and uncertainties can be found in the Company’s annual, quarterly and current reports on Form 10-K, Form 10-
Q and Form 8-K previously filed by E*TRADE Financial Corporation with the SEC
(including information under the caption “Risk Factors”). Any forward-looking statement included in this release speaks only as of the date of this communication; the Company disclaims any obligation to update any information.

© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Improve market position in retail brokerage
• Accelerate growth of the customer franchise
• Continue to enhance the customer experience, improve satisfaction and retention
Capitalize on value of complementary brokerage businesses
• Corporate services group
• Market making operations
Enhance position in retirement & investing
• Expand brand position for awareness and preference
• Grow customer share of wallet
Continue to evolve bank franchise
• Mitigate credit losses on legacy loan portfolio and enhance risk profile
• Optimize value of customer deposits
Strengthen overall financial and franchise position
• Strengthen balance sheet and income statement
• Improve capital ratios through de-risking and de-leveraging
• Focus on increasing shareholder value through a more efficient capital structure
• Increase focus on expense reduction in light of challenging operating environment
Business Strategy
3

$1,000
$500
$0
($500)
($1,000)
($1,500)
($ M)
$627
($1,442)
($809)
($525)
($28)
$157
$63
FY 2006
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011
Q1 2012

E*TRADE

© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
4
(1)
Strengthen overall financial position
Ongoing improvement in net income

$1.5
$0.5
($0.5)
($1.5)
($2.5)
($3.5)
($ B)
2006
2007
2008
2009
2010
2011
Last 4 quarters
Earnings before interest, taxes and credit costs
Provision / credit costs
Interest & other expense

Strengthen overall financial position
$0.9B $(2.2)B $(1.3)B $(0.9)B $0.0B $0.2B Pre-tax income:
Defined path to improved earnings through current strategy
Should reduce to $0 as capital is efficiently deployed
$1.0B
Long-term
impact to
current
strategy
(1)
$0.2B
Net Interest Spread should improve to 300bps
with normalized rate environment
Should reduce to $0 as legacy portfolio runs off
Should reduce to $0 as legacy portfolio runs off
Should reduce by half as risk profile improves
($ M)
Last 4 quarters
Driver Long-term impact
to current strategy
Revenue $1,989 $2,123
Provision ($397) $0
Servicing ($70) $0
FDIC expenses ($113) ($57)
Other ($1,060) ($1,060)
Expenses, total ($1,243) ($1,117)
Operating income $349 $1,006
Interest & other ($177) $0
Pre-tax income $172 $1,006
© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
5

Tier 1 capital
Risk-based capital
Parent debt
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
($B)
Q1 2008
Q1 2009
Q1 2010
Q1 2011
Q1 2012

customer payables $5.7
wholesale funding $7.8
sweep deposits $21.6
other deposits $8.0
other $1.7

Strengthen overall financial position
Improve capital structure
Capital ratios as of 3/31/12
Bank Parent
Well-
capitalized
threshold
Total capital to
risk-weighted assets
(2)
17.0% 12.6% 10.0%
Tier 1 capital to
risk-weighted assets
(2)
15.7% 11.4% 6.0%
Tier 1 common
(3)
15.7% 9.4% 7.0%
Tier 1 leverage
(2)
7.3% 5.5% 5.0%
Bank excess capital / Parent debt
Focused on de-leveraging to improving most constraining ratio: Tier 1 leverage
$930M
of 12.5%
notes
Non-core
liabilities
= 35% of
total
On average, each $1B reduction in balance sheet size equates to:
13-15 bps of improvement to consolidated Tier 1 leverage ratio
16-18 bps of improvement to Bank Tier 1 leverage ratio
De-leveraging options include:
Move non-core deposits off balance sheet
Move portion of sweep deposits off balance sheet
Eliminate wholesale funding (~$700M pre-tax charge)
Improving leverage ratio is an integral component of being able to refinance high-cost debt at the parent
Refinancing the full $930M of 12.5% notes at first call date (12/1/12)
would result in a pre-tax loss of approximately $266 million:
~ $116 million for call premium
~ $150 million for original issue discount
© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
6

Consolidated DTA = $1.6B;
only 16% is included in regulatory capital

$0.2
$1.4
excluded from regulatory capital
included in regulatory capital
$B

$4.2B
4.0
3.0
2.0
1.0
0.0
($B)
Parent company
Bank
$1.6B
DTA
Pre-tax income equivalent

Bank DTA = $1.1B;
only 23% is included in regulatory capital

$0.2
$0.9
excluded from regulatory capital
included in regulatory capital
$B

© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
7
Strengthen overall financial position
Deferred tax asset
Consolidated DTA of $1.6B
($0.5B at parent; $1.1B at Bank)
Ability to include more in regulatory capital with ongoing
profitability
Potential source of corporate cash in future periods as
subsidiaries reimburse the parent for use of its DTA
Approximately 16 years to use; expect to utilize the full
amount

60
45
30
15
0
(000's)
51
25
13
10
46
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12

12%
9%
6%
3%
0%
9.9%
10.7%
10.5%
9.5%
8.7%
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12

$5.0
$3.8
$2.5
$1.3
$0.0
($B)
$3.9
$1.5
$2.6
$1.7
$4.0
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12

12%
9%
6%
3%
0%
10.7%
3.8%
6.8%
5.0%
11.0%
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12

© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
8
Improve market position in retail brokerage
Net new brokerage accounts
Net new brokerage assets
(5)
Accelerate growth of the customer franchise
Annualized brokerage
account attrition
(4)
2010: 12.2%
2011: 10.3%
2010: 6.8%
2011: 6.7%
2010: 54k
2011: 99k
2010: $8.1B
2011: $9.7B
Annualized net new
brokerage asset growth
(6)

© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
9
DARTs
Improve market position in retail brokerage
Accelerate growth of the customer franchise
Avg brokerage assets per account
(7)
2010: $4.5B
2011: $5.4B
Average yield:
2010: 12bps
2011: 11bps
2010: 151k
2011: 157k
2010: $49k
2011: $54k
$57
$56
$49
$52
$60
$
$20
$40
$60
$80
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12
177
148
165
140
157
0
50
100
150
200
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12
$5.7 $5.7
$5.2
$4.8
$5.3
$0
$2
$4
$6
$8
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12
Customer margin receivables
$26
$26
$26
$28
$31
$0
$10
$20
$30
$40
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12
Brokerage-related cash

Unique, customizable website experience
One-page investing dashboard
Dynamic content, streamlined experience,
better segmentation
Premiere, fully customizable active trader
platform
Powerful platform for account and
market access anytime, anywhere
Sophisticated options tools and analytics
E*TRADE FX platform
Integrated futures (Q3 12)
Upgraded Bond Resource Center
New educational resources – video, live, web
Expanded Retirement Planning Center
Evolving products & platform
Connecting customers for education, investing ideas
Improve market position in retail brokerage
New Customer Site
New Public Site
E*TRADE Pro
E*TRADE Mobile
Options,
Futures & FX
Investing & planning
resources
E*TRADE
Community
© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
10

© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
11
Market making business
Leveraging world class technologies and superior execution
capabilities
Leading market share in  ADRs; growing market share in
National Market Securities
Growing base of external customers, comprising 40+ external
clients (33% y/y growth), and accounting for ~ 50% of market making revenue
Corporate services group
Build on market leadership with 1,400+ corporate clients,
representing +20% of S&P 500
Foster strategically important channel for new brokerage
accounts, accounting for 25-30% of gross new accounts
1.1 million accounts; $25B in vested and $48B in unvested
options
Proceeds retention of 35%+ 3 months post exercise, and 15%+
12 months post exercise
Capitalize on value of complementary brokerage businesses
E*TRADE
#2 Player
#3 Player
6+ other providers
10%
$0
$5
$10
$15
$20
$25
$30
$30
$24
$27
$25
$24
Principal transactions revenue ($M)
48%
20%
22%
Stock plan administration for
public companies

E*TRADE
WHY E*TRADE
INVESTING & TRADING
RETIREMENT
BANKING
Guidance & Advice
Portfolio Analysis
Evaluate risk, estimate income
Online Portfolio Advisor
Professional portfolio guidance -
One-to-One Advice
In Person, by Phone or Online

PERSONALIZED
RETIREMENT PLANS

INVEST FOR YOURSELF,
NOT BY YOURSELF.
E*TRADE
E*TRADE
RETIREMENT PLANNING
THE WAY YOU WANT IT.
GET STARTED

E*TRADE®

© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
12
Enhance position in retirement & investing
NEW Public Site NEW TV Commercials NEW Print & Online
Financial consultant network highlights
Retooled marketing focused on retirement & investing to evolve the brand
Grew Financial Consultant headcount by 42% since year-end 2010
We estimate we have a 12% share of our customers’ wallet (36% for active traders; 10% for investors)
(8)
Have identified segments best served by proactive engagement with FCs
— One year post assignment seeing significant improvement in engagement and retention

© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
13
Integrated retirement & investing offering to drive accounts & assets
Chartered Retirement
Planning Counselors
SM
Kiplinger’s 2011 “Best Of”
Retirement Calculator
Retirement education
8,100+ mutual funds
4,600 no-load/6,900 no
transaction fee
80+ commission -free
70,000+ bonds
Unified Managed Accounts
Managed Investment
Portfolios
Integrated into advertising
Grew headcount by 42%
Increased asset penetration
1year post assignment
Enhance position in retirement & investing
† Unified Managed Accounts and Managed Investment Portfolios are offered by E*TRADE Capital Management
Financial Consultants
Financial Consultants
Services
Services
Products
†
Products
†
$33.1 billion in retirement
assets
16% of  $202 billion of customer assets
783k retirement accounts
28% of brokerage accounts
$0.8 billion in managed
investment accounts
(2 years post inception)
Accounts
&
assets
Every ETF sold

$B
60
50
40
30
20
10
0
Agency securities, cash, and other
Legacy loans
1Q 2007
3Q 2007
1Q 2008
3Q 2008
1Q 2009
3Q 2009
1Q 2010
3Q 2010
1Q 2011
3Q 2011
1Q 2012

$B
60
50
40
30
20
10
0
Brokerage-related deposits and other
Wholesale funding
1Q 2007
3Q 2007
1Q 2008
3Q 2008
1Q 2009
3Q 2009
1Q 2010
3Q 2010
1Q 2011
3Q 2011
1Q 2012

E*TRADE®

© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
14
Favorable mix shift in assets (lower risk) and liabilities (lower-cost)
Continue to evolve bank franchise
Improvement in asset composition… …Funding mix also continues to improve
• Legacy loan portfolio now accounts for less than one-third of total interest earning assets, down from over 60% at the
peak in 1Q 2008
• Loan portfolio balances are down 60% from peak in 3Q
2007
• Risk weighted assets are down 38% from peak in 3Q 2007,
while absolute assets are down 24%
• More expensive wholesale funding channel now accounts
for only 18% of interest-bearing liabilities, down from 38%
at its peak in 3Q 2007
• Absolute size of wholesale funding is down 64% from its
peak in 3Q 2007
• Balance sheet strategy going forward is liability-driven, by brokerage cash

($ M)
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12

($ M)
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12

© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
15
Continue to evolve bank franchise
Mitigate credit losses on legacy loan portfolio
($ B)
Loan balance
9/30/07
(9)
Paydowns
(10)
Charge-offs
Loan balance
3/31/12
(9)
Average age
1-4 Family loans $17 ($10) ($1) $6 6.0 yrs
Home equity $12 ($4) ($3) $5 6.2 yrs
Consumer $3 ($2) ($0) $1 8.4 yrs
TOTAL
$32 ($16) ($4) $12
$0
$100
$200
$300
$400
$500
$600
$0
$200
$400
$600
$800
$1,000
$1,200
Down 64%
from peak in
Q4 08
Down 86%
from peak in
3Q 08
Delinquencies
Loans 30-89 days past due
Provision for loan losses
Provision Qualitative reserve
62% decline

Continue to evolve bank franchise
Mitigate credit losses on legacy loan portfolio
Coverage of non-modified loans
General reserve
= Expected losses over next 12 months for non-modified loans
Coverage of modified loans
Components of allowance for loan losses
•
Increased the qualitative reserve in Q4 in
anticipation of losses related to a review of
modification policies and practices
pursuant to regulatory transition
•
Review was completed in Q1: Certain
modified loans were charged-off against
previously established SVA and the
qualitative reserve.
Specific Valuation Allowance
= Expected losses over remaining life of modified loans
0.0
0.3
0.6
0.9
1.2
1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12
0%
20%
40%
60%
80%
0.0
0.4
0.8
1.2
1.6
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
0%
20%
40%
60%
80%
0.0
0.4
0.8
1.2
1.6
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
Modified loans
Prior charge-offs
Total expected losses on modified loans
(11)
90+ days past due non-modified loans
General reserve as a % of 90+ days past due non-modified loans
© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
16
Qualitative reserve =
Accounts for factors not directly considered in our quantitative model

© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
17
Continue to evolve bank franchise
Optimize value of customer deposits
Growth in balance sheet during Q1 2012 was the largest
since 3Q 2007
Marginal spread on a balance sheet that is increasing in
size is lower given the Company’s philosophy to
maintain a moderate level of interest rate risk
Expectation for net interest spread to average
approximately 240bps in 2012
$42.4 $41.0 $39.7 $41.5 $42.7 $42.9 $42.7 $42.6 $44.9
2.96%
2.89%
2.95%
2.88%
2.84%
2.89%
2.81%
2.66%
1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12
($2)
$0
$2
$4
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
Growth in deposits
Customer deposits driving balance sheet size
2.49%
Average interest earning assets & net interest spread
3.00%
2.90%
2.80%
2.70%
2.60%
2.50%
2.40%
2.30%
2.20%
46
45
44
43
42
41
40
39
38
37

Based on portfolios at 3/31/12

$B
$B

$B
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
18
Continue to evolve bank franchise
Visibility into future drivers of net interest spread
Average cost 3-4%
1-4 family mortgages
•83% of non-TDR portfolio is
adjustable  for rate or amortization
•Over $2.5B has previously reset
and prior
Home equity lines of credit
•Avg loan size: $75K
(12)
•Avg est increase at conversion:
$150-200/mo. payment
and prior
• Loan portfolio continues to run off at approximately
20% per year
• Nearly 80% of 1-4 family loans resetting in the
remainder of 2012 are expected to reset to a lower
payment
• Majority of home equity lines do not begin to amortize
until after 2014, and balances continue to decline
• Hedges on wholesale funding channels require us to
continue issuing short-term debt for next several years
$0.5
$0.2
$0.2
$0.3
$0.8
$1.2
0%
20%
40%
60%
80%
100%
$0.0
$0.4
$0.8
$1.2
$1.6
$2.0
2011 2012 2013 2014 2015 2016 2017
payment resets by year
First-time resets Prior first-time resets % of total first-time resets
$0.3
$0.1
$0.2
$0.3
$0.9
$1.5
$0.5
0%
20%
40%
60%
80%
100%
$0.0
$0.4
$0.8
$1.2
$1.6
$2.0
I/O to amortizing conversions
% of total conversions
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
Wholesale funding obligations will expire over
the next ten years
2011 2012 2013 2014 2015 2016 2017
$1.9
$0.6
Prior conversions Conversions

© 2012 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
19
Challenges
Prolonged low interest rate
environment
Further deterioration in home prices
Consumer confidence
Regulatory transition
Sustain accelerated growth in
brokerage
Success in retirement & investing
Reduce size of the balance sheet
Efficient use of capital
Business model Environment

The fund's prospectus contains its investment objectives, risks, charges, expenses and other important information and should be read and considered carefully before investing. For a current prospectus, visit www.etrade.com

Explanation of Non-GAAP Measures and Certain Metrics

Management believes that Bank earnings before taxes and before credit losses and E*TRADE Financial ratios are appropriate measures for evaluating the operating and liquidity performance of the Company. Management believes that adjusting GAAP measures by excluding or including certain items from the related GAAP measures is helpful to investors and analysts who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Management uses non-GAAP information internally to evaluate our operating performance in formulating our budget for future periods.

(1) Excludes impact of the debt exchange. In the third quarter of 2009, the Company exchanged $1.7 billion aggregate principal amount of interest-bearing corporate debt for an equal principal amount of newly-issued non-interest-bearing convertible debentures. This Debt Exchange resulted in a non-cash charge of $723 million. The following table provides a reconciliation of GAAP net loss to non-GAAP net loss for FY2009:

	FY 2009
Net loss	$ (1,297,762)
Add back: non-cash charge on Debt Exchange	772,908
Adjusted net loss	$ (524,854)

(2) The parent total capital to risk-weighted assets, Tier 1 capital to risk-weighted assets and Tier 1 leverage capital ratios are based on the Federal Reserve regulatory minimum well-capitalized threshold, although the parent is not currently subject to capital requirements. See the Company's Form 10-Q filed May 4, 2012 for a reconciliation of those non-GAAP measures to the comparable GAAP measures.

(3) The parent Tier 1 common ratio is Tier 1 capital less elements of Tier 1 capital that are not in the form of common equity, such as trust preferred securities, divided by total risk-weighted assets for the holding company. The holding company is not yet held to the capital requirements; as such, the 7.0% well-capitalized threshold is not based on regulatory guidance. See the Company's Form 10-Q filed May 4, 2012 for a reconciliation of the non-GAAP measure of Tier 1 common ratio to the comparable GAAP measure.

(4) The attrition rate is calculated by dividing attriting[a] brokerage accounts, by total brokerage accounts, for the previous period end. This measure is presented annually and on an annualized basis (where it appears quarterly).

(a) Attriting brokerage accounts: Gross new brokerage accounts, less net new brokerage accounts.

(5) The net new brokerage assets metrics treat asset flows between E*TRADE entities in the same manner as unrelated third party accounts.

(6) Annualized net new brokerage asset growth rate is calculated by dividing the total amount of net new brokerage assets for the period, by the total amount of brokerage assets[a] for the previous period end, and multiplying each quarter by 4.

(a) Brokerage assets: Sum of security holdings and brokerage related cash.

(7) Average brokerage assets per account is calculated as the sum of security holdings and brokerage related cash divided by end of period brokerage accounts.

(8) Based on data as of 12/31/10.

(9) Represents unpaid principal balances.

(10) Net paydowns includes paydowns on loans as well as limited origination activity, home equity advances, repurchase activity, limited sale and securitization activities and transfers to real estate owned assets.

(11) The total expected losses on TDRs includes both the previously recorded charge-offs and the specific valuation allowance.

(12) Excludes $0 balance home equity lines of credit.

E*TRADE®

21 Appendix © 2012 E*TRADE FINANCIAL Corp. All rights reserved. This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.